UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 9, 2017

CATALENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36587	20-8737688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)
(732) 537-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Pursuant to Regulation FD, the Registrant hereby “furnishes” the attached presentation materials that will be included in an investor presentation to be delivered by the Registrant at an investor conference scheduled to be held on January 9, 2017. These materials are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein in their entirety.

The materials disclose financial measures (“Non-GAAP Measures”) that are not prepared in accordance with those accounting principles generally accepted in the United States (“GAAP”). Please refer to the materials, including its Appendix, for disclosures regarding those Non-GAAP Measures, including reconciliations to the most directly comparable GAAP measures.

In accordance with General Instruction B.2 to Form 8-K, the information under this Item 7.01 shall be deemed “furnished” to the SEC and not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Certain of the statements contained in the materials constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Please see the materials for information regarding such forward-looking statements, including meaningful cautionary statements relating thereto.

Item 9.01. Financial Statements and Exhibits.
(d)            Exhibits

Exhibit No.	Description

99.1	Presentation materials dated January 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATALENT, INC.
Date: January 9, 2017
By: /s/ STEVEN FASMAN
Name: Steven Fasman
Title: Senior Vice President and General Counsel